EATON VANCE MANAGEMENT Two International Place Boston, MA 02110

July 15, 2009

Office of Filings, Information & Consumer Services Securities and Exchange Commission 100 F Street, NE Washington, D.C. 20549

RE:	Eaton Vance Mutual Funds Trust (File Nos. 811-04015 and 002-90946),
on behalf of its series Eaton Vance Diversified Income Fund, Eaton Vance Emerging
Markets Local Income Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance
International Income Fund and Eaton Vance Strategic Income Fund; and
Eaton Vance Short Duration Diversified Income Fund (File Nos. 811-21563 and 333-114596)

Ladies and Gentlemen:

     On behalf of the above-referenced registrants, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of joint Special Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a joint Special Meeting of Shareholders to be held on Friday, September 25, 2009.

     The shareholders of each Fund are being asked to consider and act upon an amendment to the current fundamental investment policy of the Fund that prohibits the purchase or sale of physical commodities or entering into contracts for the purchase or sale of physical commodities to provide that the Fund may invest in all types of commodity investments to the extent permitted by law.

     The record date for shareholders entitled to receive the proxy materials is July 24, 2009, and the definitive proxy materials will be mailed to such shareholders on or about July 31, 2009.

     If you have any questions or comments concerning the foregoing or the enclosed, please contact me at (617) 672-8029.

Very truly yours,

/s/ Christopher Sechler
Christopher Sechler, Esq.
Vice President